EXHIBIT 21.1


                           ABLE AUCTIONS (1991) LTD.,
                         A BRITISH COLUMBIA CORPORATION


                      ABLEAUCTIONS.COM (WASHINGTON), INC.,
                            A WASHINGTON CORPORATION


                   EHLI'S COMMERCIAL/INDUSTRIAL AUCTIONS, INC.
                            A WASHINGTON CORPORATION


                     JOHNSTON'S SURPLUS OFFICE SYSTEMS LTD.
                         A BRITISH COLUMBIA CORPORATION


                      SURPLUS OFFICE SYSTEMS HOLDINGS, INC.
                            A WASHINGTON CORPORATION


                           SURPLUS OFFICE SYSTEMS, LLC
                            A WASHINGTON CORPORATION


                              SAMMAC FINANCIAL LTD.
                         A BRITISH COLUMBIA CORPORATION


                             JARVIS INDUSTRIES INC.
                         A BRITISH COLUMBIA CORPORATION


                                WAREX SUPPLY LTD.
                         A BRITISH COLUMBIA CORPORATION